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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 30, 1996

                          CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                TEXAS                                 0-24068
    (STATE OR OTHER JURISDICTION              (COMMISSION FILE NUMBER)
          OF INCORPORATION)

                                   76-0190827
                                (I.R.S. EMPLOYER
                               IDENTIFICATION NO.)

                            2210 WEST DALLAS STREET
                              HOUSTON, TEXAS 77019
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 529-4200

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ITEM 5.  OTHER EVENTS

     On October 30, 1996, Consolidated Graphics, Inc. (the "Company") announced its second quarter results for the quarterly period ended September 30, 1996. A copy of the press release is attached hereto as Exhibit 99.1.

     On November 4, 1996, the Company announced that it had completed the acquisition of Mobility, Inc. of Richmond, Virginia for an undisclosed amount. A copy of the press release is attached hereto as Exhibit 99.2.

     The attached press releases may contain forward looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which preclude completion of future acquisitions by the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)  EXHIBITS

     The following exhibits are filed herewith:

          99.1 Press release of Consolidated Graphics, Inc. dated October 30, 1996 with respect to the announcement of the Company's second quarter results.

          99.2 Press release of Consolidated Graphics, Inc. dated November 4, 1996 with respect to the completion of the acquisition of Mobility, Inc. of Richmond, Virginia.

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                                   SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                               CONSOLIDATED GRAPHICS, INC.
                                                       (Registrant)

                                          By: /s/  G. CHRISTOPHER COLVILLE
                                                   G. CHRISTOPHER COLVILLE
                                                VICE PRESIDENT -- MERGERS AND
                                                       ACQUISITIONS
                                               CHIEF FINANCIAL AND ACCOUNTING
                                                         OFFICER

Date:  November 4, 1996

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